For Current Income

Delaware High-Yield
Opportunities Fund

(various photos demonstrating services and guidance, professional management and goals)

service and guidance

professional management

1999
Annual
Report

goals

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

(photo of computer keyboard)

(photo of illustration
from current income
brochure)



Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions--including some of America's largest pension funds--reach their financial goals.
   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
   Delaware Investments manages approximately $47 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Delaware High-Yield
Opportunities Fund
Investment Objective
To seek total return and, as a secondary objective, high current income.

Table of Contents
Letter to Shareholders          Page  1
Portfolio Managers' Review      Page  3
Performance Summary             Page  6
Statement of Net Assets         Page  7
Financial Highlights            Page 11


current
income

tradition

August 4, 1999

                                                                     for current
                                                                        income
                                                                          1

Dear Shareholder:


U.S. HIGH-YIELD CORPORATE BONDS MET
with an unusually difficult period during fiscal 1999. In spite of a near perfect domestic economy, investor demand for high-yield, higher risk bonds was weak, sharply reducing market liquidity and generally causing high-yield bond prices to decline.
   At the start of our fiscal year last August, uncertainty about economic weakness in Southeast Asia, Russia and Latin America pushed down prices of virtually all types of U.S. securities, including domestic stocks and high-yield bonds. The exception was U.S. Treasury bonds which rose in value as risk-averse investors sought a safe haven from global financial turmoil.
   Late in 1998, stock and high-yield bond prices stabilized after the Federal Reserve Board reduced interest rates and helped restore investor confidence. Though large company stocks recouped the summer's losses--and then some--high-yield bonds experienced only a partial price recovery.
   During that recovery period, renewed investor demand focused on the highest yielding, lowest quality segments of the market--bonds rated CCC and below. Because High-Yield Opportunities Fund's management emphasizes higher quality, slightly lower yielding bonds within the high-yield universe--those rated BB and B--the Fund did not benefit as much from the rising prices. Then, in the second calendar quarter, rising interest rates and volatility in the U.S. stock market sparked new concerns about credit risk. Consequently, demand for high-yield bonds of all quality ratings weakened again and prices declined.
   For the 12 months ended July 31, 1999, High-Yield Opportunities Fund had a total return of -4.26% (capital change plus reinvested dividends for A Class shares at

OUR OUTLOOK
FOR THE
INCOME-PAYING
POTENTIAL OF
HIGH-YIELD
BONDS IS VERY
POSITIVE.

AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------------
For Periods Ended July 31, 1999
                                                                               Lifetime
                                                                              12/30/96 to
                                                       12 Months                7/31/99*
---------------------------------------------------------------------------------------------------
High-Yield Opportunities Fund A Class                   -4.26%                   +8.21%

Lipper High Current Yield Fund Average                  -1.91% (293 funds)       +5.80% (176 funds)
Salomon Smith Barney High-Yield Bond Index              -0.21%                   +7.26%
---------------------------------------------------------------------------------------------------

The performance shown above is based on net asset value without effect of sales charges and assumes reinvestment of distributions. Performance of other Fund classes varies due to different expenses. See page 6 for performance for all Classes. The Salomon Smith Barney High-Yield Bond Index is an unmanaged measure of U.S. high-yield corporate bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

* Lifetime period for High-Yield Opportunities Fund A Class.

for current
  income
    2

net asset value). The Fund trailed its benchmark index, the Salomon Smith Barney High-Yield Bond Index and its peers in the Lipper High Current Yield Fund Average. Though we attribute our underperformance primarily to our focus on bonds rated B and BB, we remain committed to that strategy because we believe it is a sound approach for the long term.
   During the fiscal period, the difference in yield between high-yield bonds and 10-year U.S. Treasuries widened from roughly 3% at the start of the fiscal period to 6% at the peak of the U.S. Treasury rally last October. As Treasury prices rose, their yields fell. By late March 1999, Treasury prices were falling and yields were rising as many investors demonstrated a willingness to give up the safety of Treasuries as their confidence in the economy grew. Consequently, the yield difference between Treasuries and high-yield bonds narrowed to about 5%. Though we expected the yield difference to narrow, we thought this would be the result of rising high-yield bond prices, not rising Treasury yields.
   While a number of factors have hurt high-yield bond prices in the past year--higher interest rates, weak demand, heavy new supply and poor liquidity--there are many positive factors that we believe support the income-paying ability of issuers. In our view, the following factors create a favorable scenario for investors seeking an attractive level of income from non-investment grade high-yield bonds:

o a strong economy,
o low inflation, and
o better-than-average credit quality of companies issuing high-yield debt.

   On the following pages, Paul Matlack and Gerald Nichols, senior portfolio managers of the High-Yield Opportunities Fund, look back on the challenging year for high-yield bonds and provide a look ahead for fiscal 2000.
   We appreciate your continued confidence in High-Yield Opportunities Fund. Our outlook for the income-paying potential of high-yield bonds is very positive. And given that over time, income has contributed more to high-yield bond total return than price changes, we remain confident that high-yield bonds will continue to play an important role in well-allocated portfolios.


Sincerely,

/s/   Wayne A. Stork
-------------------------------
Wayne A. Stork
Chairman
Delaware Investments Family of Funds

/s/   David K. Downes
-------------------------------
David K. Downes
Executive Vice President
and Chief Executive Officer
Delaware Investments Family of Funds

discipline
                                                                     for current
                                                                        income
                                                                          3

Portfolio Managers' Review

BY PAUL A. MATLACK
Vice President/Senior Portfolio Manager
                                                     (photo of couple talking to
                                                     financial planner)

GERALD T. NICHOLS
Vice President/Senior Portfolio Manager
August 4, 1999

STRONG ECONOMY
SUPPORTS ISSUERS' ABILITY
TO MEET OBLIGATIONS
Through the second quarter of 1999, the U.S. economy continued to expand beyond expectations. A strong economy and rising corporate earnings generally enhanced the ability of high-yield bond issuers to generate enough cash flow from operations or asset sales to pay their debt obligations.
   Economic data released during the writing of this report suggest that the economy will expand during the rest of 1999. The U.S. Conference Board's index of Leading Economic Indicators, which is used to predict future economic activity, rose 0.3% for the month of June. If the economy remains strong, as we think it will, bond issuers should be able to continue making income payments on their existing high-yielding, higher risk bonds.

REDUCED DEMAND PUTS
DAMPER ON HIGH-YIELD
BOND PRICES
Throughout fiscal 1999, the high-yield bond market generally suffered from reduced demand and a corresponding low level of liquidity. The lack of liquidity stemmed in large part from unwillingness

WE CONTINUE TO USE
THE FUND'S AGILITY TO
TAKE ADVANTAGE OF
MORE ATTRACTIVE
INVESTMENT
OPPORTUNITIES.

overview

Why Invest in High-Yield Bonds?
o Broader portfolio diversification. High-yield bonds behave differently than either stocks or high-quality bonds. Though there is no guarantee that high-yield bonds will continue to behave this way, we believe they are likely to do so because their value depends both on the interest rate environment (similar to bonds) and whether corporations are enjoying favorable economic conditions (similar to stocks). Adding high-yield bonds to a portfolio provides another layer of diversification that can help reduce the volatility risk of your overall portfolio.

o High income potential. High-yield bonds involve greater risk, but they also typically offer the highest income potential of any other fixed-income alternative.

o Stock-like return potential with less volatility. Over the long term, high-yield bonds have historically delivered returns comparable to the long-term average of stocks with a lower level of volatility than stocks. Past performance is not a guarantee of future results. (Source: Lipper Analytical Services, Inc.)

for current
  income
    4

(photo of family on beach)

among Wall Street underwriters to use their own capital to create markets for the issues they had underwritten.
   We believe dealers were reluctant to commit capital to the market because of losses during the flight to Treasuries in 1998. As a result of those losses, many firms implemented new risk management guidelines, which included cutting their exposure to the bond market by reducing inventories of corporate and mortgage-backed securities.
   We also believe firms are keeping inventories light in case interest rates move higher this year. When interest rates rise, bond prices generally decline. And, we think uncertainty about Y2K may be contributing to reduced activity.
   Should sentiment shift and high-yield bond prices rebound, we believe that Wall Street's underwriters and market makers will ultimately commit more capital to high-yield, higher risk bonds, seeking to capture their upside potential. We do not expect this to happen before year-end. For now, we believe high-yield bond performance will be driven primarily by income.

PORTFOLIO POSITIONING
In managing High-Yield Opportunities Fund, we focus on bonds that we believe offer an attractive level of income and the potential for price appreciation. We also seek to manage credit risk by focusing on issuers who demonstrate a high likelihood of being able to pay their debt obligations.
   In keeping with this approach and the Fund's primary investment objective to seek total return, we typically concentrate on bonds rated BB and B, the upper credit tiers of non-investment grade bonds. As of July 31, 1999, single B bonds represented 60% of net assets with 33% allocated to BB bonds.
   Though our emphasis on bonds rated BB and B was the primary reason for the Fund's underperformance in fiscal 1999, we continue to structure the portfolio with a bias toward bonds in the higher tiers of non-investment grade issues rather than those with the lowest credit ratings, in an effort to help preserve capital in down markets.

FOR NOW, WE BELIEVE
HIGH-YIELD BOND
PERFORMANCE WILL
BE DRIVEN PRIMARILY
BY INCOME.

positioning

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
AS OF JULY 31, 1999

Current 30-Day SEC Yield+                                     8.07%
Average Effective Duration                                  5.01 years
Average Effective Maturity                                  7.67 years
Portfolio Turnover                                             382%
Number of Securities                                            79
--------------------------------------------------------------------------------
+ For A Class shares measured according to Securities and Exchange Commission
  (SEC) guidelines. Current 30-day SEC yield as of 7/31/99 for B and C Class shares was 7.77%. The Institutional Class yield was 8.79%.

                                                                     for current
                                                                        income
                                                                          5
(photo of computer keyboard)


[GRAPHIC]

   During fiscal 1999, High-Yield Opportunities Fund's total net assets increased from $15 million to $25 million--still fairly small compared to other high-yield mutual funds. Since it began operations two and a half years ago, the Fund's small size has given us added flexibility to move in and out of securities as needed.
   We continue to use the Fund's agility to take advantage of more attractive investment opportunities. That is reflected in the Fund's 382% turnover rate for fiscal 1999. Much of the turnover occurred in the first fiscal half, when we found opportunities to replace many of the portfolio's existing holdings with bonds we considered to have better risk/reward profiles. There were fewer such opportunities between February 1 and July 31 due to reduced liquidity in the high-yield market and consequently, the turnover rate for that period was significantly lower at just 77%.

INVESTMENT OUTLOOK
The high-yield bond market is in the midst of an unusual period in its history. In spite of a near perfect domestic economy and the prospect of imminent economic recovery in Asia and Latin America, the high-yield bond market has been stymied by poor trading liquidity and an uncertain market outlook.
   Our long-term expectations for U.S. high-yield bonds are positive. If the U.S. economy remains strong and fundamental conditions in the high-yield market--relatively strong credit quality, low default rates and above average yields--do not change, we believe investors will eventually re-allocate assets to high-yield bonds, seeking to capture the compelling opportunities for high current income with potential for capital appreciation.

outlook

SECTOR ALLOCATION
--------------------------------------------------------------------------------
TOP INDUSTRY SECTORS AS OF JULY 31, 1999
                                                        Percentage of Assets
--------------------------------------------------------------------------------
Building & Materials                                            5.61%
Cable, Media & Publishing                                       9.15%
Chemicals                                                      10.48%
Energy                                                         11.17%
Food, Beverage & Tobacco                                        9.50%
Industrial Machinery                                            5.09%
Leisure, Lodging & Entertainment                                9.08%
Telecommunications                                              5.85%
Miscellaneous                                                   6.14%
--------------------------------------------------------------------------------
Includes all sectors representing more than 5% of the portfolio. The remaining 27.93% of the portfolio is diversified among 11 different sectors.

for current
  income
    6

Performance Summary


HIGH-YIELD OPPORTUNITIES FUND
Growth of a $10,000 Investment
December 31, 1996 to July 31, 1999





               Delaware High-Yield                       Salomon Smith Barney
                   Opportunties        U.S. Consumer       High-Yield Bond
                   Fund A Class         Price Index         Cash Pay Index
               -------------------      ------------     --------------------
Dec. '96             $ 9,525              $10,000              $10,000
Jan. '97             $ 9,723              $10,032              $10,153
Feb. '97             $ 9,983              $10,063              $10,314
Mar. '97             $ 9,792              $10,088              $10,231
Apr. '97             $ 9,844              $10,101              $10,317
May  '97             $10,196              $10,095              $10,513
Jun. '97             $10,393              $10,107              $10,682
Jul. '97             $10,562              $10,120              $10,916
Aug. '97             $10,607              $10,139              $10,930
Sep. '97             $10,957              $10,164              $11,101
Oct. '97             $11,043              $10,189              $11,198
Nov. '97             $11,068              $10,183              $11,285
Dec. '97             $11,151              $10,170              $11,399
Jan. '98             $11,495              $10,189              $11,646
Feb. '98             $11,644              $10,208              $11,728
Mar. '98             $11,779              $10,227              $11,857
Apr. '98             $11,899              $10,246              $11,932
May  '98             $12,018              $10,265              $11,959
Jun. '98             $11,999              $10,277              $11,994
Jul. '98             $12,184              $10,290              $12,083
Aug. '98             $11,738              $10,303              $11,339
Sep. '98             $11,518              $10,315              $11,481
Oct. '98             $11,252              $10,340              $11,376
Nov. '98             $11,568              $10,340              $11,904
Dec. '98             $11,474              $10,334              $11,904
Jan. '99             $11,655              $10,359              $12,057
Feb. '99             $11,684              $10,372              $11,949
Mar. '99             $11,751              $10,404              $12,024
Apr. '99             $11,848              $10,479              $12,228
May  '99             $11,699              $10,479              $12,071
Jun. '99             $11,687              $10,479              $12,035
Jul. '99             $11,666              $10,479              $12,098

Chart assumes $10,000 invested on December 30, 1996, a 4.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

HIGH-YIELD OPPORTUNITIES FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JULY 31, 1999
                                                    Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est.12/30/96)
   Excluding Sales Charge                            +8.21%      -4.26%
   Including Sales Charge                            +6.23%      -8.88%
--------------------------------------------------------------------------------
Class B (Est. 2/17/98)
   Excluding Sales Charge                            -1.06%      -4.91%
   Including Sales Charge                            -3.50%      -8.37%
--------------------------------------------------------------------------------
Class C (Est. 2/17/98)
   Excluding Sales Charge                            -1.08%      -4.91%
   Including Sales Charge                            -1.08%      -5.78%

The Fund invests primarily in high-yield bonds, which involve greater risk than higher quality bonds. Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. B and C Class results excluding sales charge assumes either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results. An expense limitation was in effect for the periods shown. Performance would have been lower without the limitation.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Average annual Institutional Class returns through July 31, 1999 were:

                                         Lifetime    One Year
High-Yield Opportunities Fund
   (Est. 12/30/96)                        +8.39%      -3.96%
                                                            for current income 7

Financial Statements

DELAWARE GROUP INCOME FUNDS, INC. - HIGH-YIELD OPPORTUNITIES FUND
STATEMENT OF NET ASSETS
JULY 31, 1999
--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                           AMOUNT        VALUE
                                                         ---------    ----------
 CORPORATE BONDS - 96.51%
 Aerospace & Defense - 2.23%
 BE Aerospace 9.50% 11/1/08 .......................       $350,000    $  355,688
 Compass Aerospace sub nts 10.125% 4/15/05 ........        200,000       189,750
                                                                       ---------
                                                                         545,438
                                                                       ---------
 AUTOMOBILE & AUTOMOTIVE PARTS - 1.33%
 Federal Mogul 7.50% 1/15/09 ......................        350,000       325,063
                                                                       ---------
                                                                         325,063
                                                                       ---------
 BUILDING & MATERIALs - 5.61%
 Formica sr sub nts 10.875% 3/1/09 ................        400,000       391,500
 Henry sr nts 10.00% 4/15/08 ......................        200,000       181,750
 Kaufman & Broad Home sr unsec nts
    7.75% 10/15/04 ................................        400,000       399,500
 Williams Scotsman sr nts 9.875% 6/1/07 ...........        400,000       400,000
                                                                       ---------
                                                                       1,372,750
                                                                       ---------
 CABLE, MEDIA & PUBLISHING - 9.15%
 Adelphia Communications sr nts 7.875% 5/1/09 .....        450,000       418,500
 Classic Cable sr sub nts 9.375% 8/1/09 ...........        400,000       399,000
 Classic Cable sr sub nts 9.875% 8/1/08 ...........        325,000       338,000
 Emmis Communications sr sub nts
    8.125% 3/15/09 ................................        250,000       241,875
 Hollinger International Publishing sr sub nts
    9.25% 3/15/07 .................................        300,000       309,000
 Muzac sr sub nts 9.875% 3/15/09 ..................        200,000       200,000
 R.H. Donnelly sr nts 9.125% 6/1/08 ...............        325,000       331,906
                                                                       ---------
                                                                       2,238,281
                                                                       ---------
 CHEMICALS - 10.48%
 LaRoche Industries sr sub nts 9.50% 9/15/07 ......        200,000       146,000
 Lyondell Chemical 10.875% 5/1/09 .................        350,000       357,873
 Phillip Brothers sr sub nts 9.875% 6/1/08 ........        350,000       328,561
 Precise Technology unsec sr sub nts
    11.125% 6/15/07 ...............................        250,000       238,436
 Scotts Company sr sub nts 8.625% 1/15/09 .........        375,000       373,125
 Sterling Chemicals 12.375% 7/15/06 ...............        400,000       409,000
 Sterling Chemicals sr sub nts 11.75% 8/15/06 .....        375,000       300,000
 ZSC Specialty Chemicals 11.00% 7/1/09 ............        400,000       410,000
                                                                       ---------
                                                                       2,562,995
                                                                       ---------
 CONSUMER PRODUCTS - 3.08%
 CEX Holdings sr sub nts 9.625% 6/1/08 ............        325,000       330,688
 Doskocil Manufacturing sr sub nts
    10.125% 9/15/07 ...............................        275,000       156,750
 Riddell Sports sr unsec sub nts
    10.50% 7/15/07 ................................        250,000       223,750
+Spin Cycle sr disc nts 12.75% 5/1/05 .............        250,000        42,500
                                                                       ---------
                                                                         753,688
                                                                       ---------

                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                         ---------    ----------
CORPORATE BONDS (Continued)
Electronics & Electrical Equipment - 0.40%
Electronic Retailing Systems sr disc nts
   13.25% 2/1/04 ...................................      $300,000    $   97,500
                                                                      ----------
                                                                          97,500
                                                                      ----------
ENERGY - 11.17%
Comstock Resources sr nts 11.25% 5/1/07 ............       350,000       358,750
Leviathan Gas 10.375% 6/1/09 .......................       425,000       437,750
P and L Coal Holdings 8.875% 5/15/08 ...............       325,000       325,000
Pride International Inc 10.00% 6/1/09 ..............       450,000       461,250
RBF Finance sr sec nts 11.375% 3/15/09 .............       725,000       754,000
Swift Energy 10.25% 8/1/09 .........................       400,000       396,944
                                                                      ----------
                                                                       2,733,694
                                                                      ----------
ENVIRONMENTAL SERVICES - 2.90%
Allied Waste North America sr unsec nts
   7.875% 1/1/09 ...................................       400,000       370,000
Safety Kleen Services unsec sr sub nts
   9.25% 6/1/08 ....................................       325,000       339,219
                                                                      ----------
                                                                         709,219
                                                                      ----------
FOOD, BEVERAGE & TOBACCO - 9.50%
AFC Enterprises sr sub nts 10.25% 5/15/07 ..........        75,000        78,000
Aurora Foods sr sub nts 8.75% 7/1/08 ...............       200,000       199,000
Avado Brands 11.75% 6/15/09 ........................       500,000       491,250
Canadaigua Brands 8.50% 3/1/09 .....................       350,000       337,750
Carrols 9.50% 12/1/08 ..............................       400,000       381,500
Chiquita Brands 10.00% 6/15/09 .....................       350,000       346,500
National Wine & Spirit sr nts 10.125% 1/15/09 ......       475,000       491,031
                                                                      ----------
                                                                       2,325,031
                                                                      ----------
HEALTHCARE & PHARMACEUTICALS - 2.96%
Fisher Scientific International 9.00% 2/1/08 .......       400,000       385,000
Tenet Healthcare 8.625% 1/15/07 ....................       350,000       338,625
                                                                      ----------
                                                                         723,625
                                                                      ----------
INDUSTRIAL MACHINERY - 5.09%
Anthony Crane Rental 10.375% 8/1/08 ................       200,000       194,500
Jackson Products 9.50% 4/15/05 .....................       225,000       219,094
Mark IV sr sub nts 7.75% 4/1/06 ....................       400,000       387,500
United Rentals 9.25% 1/15/09 .......................       450,000       444,938
                                                                      ----------
                                                                       1,246,032
                                                                      ----------
LEISURE, LODGING & ENTERTAINMENT - 9.08%
Carmike Cinemas sr sub nts 9.375% 2/1/09 ...........       575,000       562,063
Cinemark USA Series C sr sub nts
   9.625% 8/1/08 ...................................       350,000       338,625
Harrah's Operating unsec sr sub nts
   7.875% 12/15/05 .................................       400,000       384,000
Mohegan Tribal Gaming 8.75% 1/1/09 .................       350,000       344,750
Park Place Entertainment sr sub nts
   7.875% 12/15/05 .................................       400,000       379,000
United Artists Theatre sr sub nts 9.75% 4/15/08 ....       325,000       211,250
                                                                      ----------
                                                                       2,219,688
                                                                      ----------

8 for current income

--------------------------------------------------------------------------------
                                                       PRINCIPAL        MARKET
                                                         AMOUNT         VALUE
                                                      -----------    -----------
 CORPORATE BONDS (Continued)
 METALS & MINING - 4.59%
 AK Steel 9.125% 12/15/06 ........................       $350,000    $   362,250
 Armco sr nts 8.875% 12/1/08 .....................        400,000        408,000
 Kaiser Aluminum & Chemical 9.875% 2/15/02 .......        350,000        351,750
                                                                     -----------
                                                                       1,122,000
                                                                     -----------
 PAPER & FOREST PRODUCTS - 1.33%
 Republic Group sr sub nts 9.50% 7/15/08 .........        325,000        324,594
                                                                     -----------
                                                                         324,594
                                                                     -----------
 RETAIL - 2.86%
 Duane Reade sr sub nts 9.25% 2/15/08 ............        175,000        177,625
 Leslie's Poolmart sr nts 10.375% 7/15/04 ........        250,000        257,188
 Pueblo Xtra International 9.50% 8/1/03 ..........        300,000        264,000
                                                                     -----------
                                                                         698,813
                                                                     -----------
 TELECOMMUNICATIONS - 5.85%
 Intermedia Communications sr nts
    9.50% 3/1/09 .................................        250,000        240,000
 Level 3 Communications sr nts 9.125% 5/1/08 .....        350,000        332,500
 McLeodUSA sr nts 8.125% 2/15/09 .................        250,000        226,875
+Nextel Communications sr disc nts
    10.65% 9/15/07 ...............................        300,000        220,500
 Pathnet sr nts 12.25% 4/15/08 ...................        300,000        174,000
+Viatel sr disc nts 12.50% 4/15/08 ...............        375,000        236,250
                                                                     -----------
                                                                       1,430,125
                                                                     -----------
 TRANSPORTATION & SHIPPING - 2.76%
 American Commercial Lines 10.25% 6/30/08 ........        325,000        332,719
 Atlas Air sr nts 9.375% 11/15/06 ................        350,000        342,563
                                                                     -----------
                                                                         675,282
                                                                     -----------
 MISCELLANEOUS - 6.14%
 Avis Rent A Car 11.00% 5/1/09 ...................        400,000        411,000
 Caithness 9.05% 12/15/09 ........................        400,000        400,000
 Group Maintenance sr sub nts 9.75% 1/15/09 ......        375,000        367,500
 Integrated Electric Services 9.375% 2/1/09 ......        325,000        322,563
                                                                     -----------
                                                                       1,501,063
                                                                     -----------
 Total Corporate Bonds (cost $24,629,015) ........                    23,604,881
                                                                     -----------

                                                         Number of
                                                           Shares
                                                         ---------
 PREFERRED STOCK - 0.82%
 TELECOMMUNICATIONS - 0.82%
 21st Century Telecommunications Group ...........          4,739        199,025
 Nextel Communications ...........................              1          1,055
                                                                     -----------
 Total Preferred Stock (cost $445,531) ...........                       200,080
                                                                     -----------
 WARRANTS - 0.34%
 ELECTRONICS & ELECTRICAL EQUIPMENT - 0.01%
*Electronic Retailing System .....................            300             38
*Pathnet .........................................            300          3,000
*Spin Cycle ......................................            250              3
                                                                     -----------
                                                                           3,041
                                                                     -----------

                                                                       NUMBER OF      MARKET
                                                                         SHARES        VALUE
                                                                      -----------   -----------
 WARRANTS (Continued)
 TELECOMMUNICATIONS - 0.33%
*21st Century Telecommunications ..................................         3,511   $    80,000
                                                                                    -----------
                                                                                         80,000
                                                                                    -----------
 Total Warrants (cost $34,767) ....................................                      83,041
                                                                                    -----------

                                                                        PRINCIPAL
                                                                          AMOUNT
                                                                        ---------
 REPURCHASE AGREEMENTS - 3.16%
 With Chase Manhattan Bank 5.03% 8/2/99
    (dated 7/30/99, collateralized by $269,000
    U.S. Treasury Notes 5.625% due 10/31/99,
    market value $273,292) ........................................   $   266,000       266,000
 With JP Morgan Securities 5.00% 8/2/99
    (dated 7/30/99, collateralized by $84,000
    U.S. Treasury Notes 5.625% due 2/28/01,
    market value $86,500 and $84,000 U.S. .........................
    Treasury Notes 6.50% due 5/31/01, market
    value $86,612 and $82,000 U.S. Treasury
    Notes 6.625% due 3/31/02, market value
    $85,450).......................................................       253,000       253,000
 With PaineWebber 5.00% 8/2/99
    (dated 7/30/99, collateralized by $82,000
    U.S. Treasury Notes 5.625% due 12/31/99,
    market value $82,420 and $169,000 U.S. ........................
    Treasury Notes 6.625% due 3/31/02, market
    value $176,179) ...............................................       254,000       254,000
                                                                                    -----------
 Total Repurchase Agreements (cost $773,000) ......................                     773,000
                                                                                    -----------

 TOTAL MARKET VALUE OF SECURITIES
    (COST $25,882,313) - 100.83% ..................................                 $24,661,002
 LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (0.83%).........                    (203,209)
                                                                                    -----------
 NET ASSETS APPLICABLE TO 4,775,097 SHARES
    ($1 PAR VALUE) OUTSTANDING - 100.00% ..........................                 $24,457,793
                                                                                    ===========

 NET ASSET VALUE - HIGH-YIELD OPPORTUNITIES FUND A CLASS
    ($12,558,130 / 2,451,789 SHARES) ..............................                 $      5.12
                                                                                    ===========
 NET ASSET VALUE - HIGH-YIELD OPPORTUNITIES FUND B CLASS
    ($6,295,688 / 1,229,150 SHARES) ...............................                 $      5.12
                                                                                    ===========
 NET ASSET VALUE - HIGH-YIELD OPPORTUNITIES FUND C CLASS
    ($1,913,176 / 373,524 SHARES) .................................                 $      5.12
                                                                                    ===========
 NET ASSET VALUE - HIGH-YIELD OPPORTUNITIES FUND
    INSTITUTIONAL CLASS ($3,690,799 / 720,634 SHARES) .............                 $      5.12
                                                                                    ===========

                                                            for current income 9

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT JULY 31, 1999:
Common stock, $1 par value, 200,000,000 shares authorized
   to the Fund with 100,000,000 shares allocated to
   High-Yield Opportunities Fund A Class, 25,000,000
   shares allocated to High-Yield Opportunities Fund B
   Class, 25,000,000 shares allocated to High-Yield
   Opportunities Fund C Class and 50,000,000 shares
   allocated to High-Yield Opportunities Fund
   Institutional Class........................................      $26,490,963
Undistributed net investment income...........................            6,592
Accumulated net realized loss on investments..................         (818,451)
Net unrealized depreciation of investments....................       (1,221,311)
                                                                   ------------
Total net assets..............................................      $24,457,793
                                                                   ============
----------------------
+Zero coupon security as of July 31, 1999. The coupon shown is the step-up rate. *Non-income producing security for the year ended July 31, 1999.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   HIGH-YIELD OPPORTUNITIES FUND A CLASS
Net asset value A class (A)...................................            $5.12
Sales charge (4.75% of offering price or 5.08% of the amount
   invested per share) (B)....................................             0.26
                                                                   ------------
Offering price................................................            $5.38
                                                                   ============
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

Summary of Abbreviations:
   disc - discount
    nts - notes
     sr - senior
    sec - secured
    sub - subordinated
  unsec - unsecured

                             See accompanying notes

DELAWARE GROUP INCOME FUNDS, INC. -
HIGH-YIELD OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1999
--------------------------------------------------------------------------------
ASSETS:
Investments at market (cost $25,882,313) ..   $24,661,002
Receivable for securities sold ............     1,008,044
Dividends and interest receivable .........       523,511
Subscriptions receivable ..................        50,522
                                              -----------
Total assets ..............................    26,243,079
                                              -----------

LIABILITIES:
Payable for securities purchased ..........     1,697,548
Dividends payable .........................        34,652
Liquidations payable ......................        11,558
Other accounts payable and accrued expenses        41,528
                                              -----------
Total liabilities .........................     1,785,286
                                              -----------

TOTAL NET ASSETS ..........................   $25,457,793
                                              ===========

                             See accompanying notes

10 for current income

DELAWARE GROUP INCOME FUNDS, INC. -
HIGH-YIELD OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest .........................................   $ 1,807,004
Dividends ........................................        64,003    $ 1,871,007
                                                     -----------    -----------

EXPENSES:
Management fees ..................................       131,019
Registration fees ................................        85,000
Distribution expense .............................        78,703
Reports and statements to shareholders ...........        42,629
Dividend disbursing and transfer agent fees
   and expenses ..................................        33,551
Professional fees ................................         9,301
Accounting and administration ....................         7,997
Custodian fees ...................................         7,559
Taxes (other than taxes on income) ...............         5,000
Directors' fees ..................................         1,304
Other ............................................         6,507        408,570
                                                     -----------    -----------
Less expenses absorbed or waived .................                     (126,963)
Less fees paid indirectly ........................                       (2,870)
                                                                    -----------

Total expenses ...................................                      278,737
                                                                    -----------

NET INVESTMENT INCOME ............................                    1,592,270
                                                                    -----------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
Net realized loss on investments .................                     (818,418)
Net change in unrealized appreciation/depreciation
   of investments ................................                   (1,440,010)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ................................                   (2,258,428)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...............................                  $  (666,158)
                                                                    ===========

                             See accompanying notes

DELAWARE GROUP INCOME FUNDS, INC. -
HIGH-YIELD OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               YEAR ENDED      YEAR ENDED
                                                                                 7/31/99         7/31/98
                                                                              ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .....................................................   $  1,592,270    $    964,255
Net realized gain (loss) on investments ...................................       (818,418)        545,351
Net change in unrealized appreciation/depreciation
   of investments .........................................................     (1,440,010)          4,234
                                                                              ------------    ------------
Net increase (decrease) in net assets resulting
   from operations ........................................................       (666,158)      1,513,840
                                                                              ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ................................................................       (929,578)       (696,516)
   B Class ................................................................       (271,969)        (15,881)
   C Class ................................................................        (90,611)         (4,660)
   Institutional Class ....................................................       (311,216)       (369,702)
Net realized gain on investments:
   A Class ................................................................       (219,201)       (264,225)
   B Class ................................................................        (58,238)           --
   C Class ................................................................        (18,815)           --
   Institutional Class ....................................................        (69,788)       (146,731)
                                                                              ------------    ------------
                                                                                (1,969,416)     (1,497,715)
                                                                              ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ................................................................      6,326,031       3,291,902
   B Class ................................................................      6,467,171       1,599,171
   C Class ................................................................      1,946,694         554,661
   Institutional Class ....................................................         26,516            --
Net asset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
   A Class ................................................................        997,958         922,596
   B Class ................................................................        160,232           6,132
   C Class ................................................................         63,760           3,037
   Institutional Class ....................................................        356,221         507,888
                                                                              ------------    ------------
                                                                                16,344,583       6,885,387
                                                                              ------------    ------------
Cost of shares repurchased:
   A Class ................................................................     (2,872,684)       (546,285)
   B Class ................................................................     (1,534,693)         (4,598)
   C Class ................................................................       (502,146)        (11,944)
   Institutional Class ....................................................           --              --
                                                                              ------------    ------------
                                                                                (4,909,523)       (562,827)
                                                                              ------------    ------------
Increase in net assets derived from capital
   share transactions .....................................................     11,435,060       6,322,560
                                                                              ------------    ------------

NET INCREASE IN NET ASSETS ................................................      8,799,486       6,338,685

NET ASSETS:
Beginning of year .........................................................     15,658,307       9,319,622
                                                                              ------------    ------------
End of year ...............................................................    $24,457,793    $ 15,658,307
                                                                              ============    ============

                             See accompanying notes
                                                           for current income 11

DELAWARE GROUP INCOME FUNDS, INC. -
HIGH-YIELD OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    HIGH-YIELD OPPORTUNITIES              HIGH-YIELD OPPORTUNITIES
                                                                          FUND A CLASS                          FUND B CLASS
                                                             -----------------------------------------    --------------------------
                                                              YEAR           YEAR          12/30/96(1)      YEAR          2/17/98(1)
                                                              ENDED          ENDED            TO            ENDED           TO
                                                             7/31/99        7/31/98         7/31/97        7/31/99        7/31/98
Net asset value, beginning of period .....................     $5.920         $5.920          $5.500         $5.920         $5.870

Income (loss) from investment operations:
   Net investment income .................................      0.434          0.523           0.290(2)       0.401          0.161
   Net realized and unrealized gain (loss) on investments      (0.691)         0.336           0.299         (0.694)         0.044
                                                              -------        -------        --------        -------        -------
   Total from investment operations ......................     (0.257)         0.859           0.589         (0.293)         0.205
                                                              -------        -------        --------        -------        -------

Less dividends and distributions:
   Dividends from net investment income ..................     (0.438)        (0.605)         (0.169)        (0.402)        (0.155)
   Distributions from net realized gain on investments ...     (0.105)        (0.254)             --         (0.105)            --
                                                              -------        -------        --------        -------        -------
   Total dividends and distributions .....................     (0.543)        (0.859)         (0.169)        (0.507)        (0.155)
                                                              -------        -------        --------        -------        -------
Net asset value, end of period ...........................     $5.120         $5.920          $5.920         $5.120         $5.920
                                                              =======        =======        ========        =======        =======

Total return(3) ..........................................     (4.26%)        15.66%          10.81%         (4.91%)         3.54%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $12,558         $9,670          $5,990         $6,296         $1,603
   Ratio of expenses to average net assets ...............      1.27%          1.14%           0.75%          1.97%          1.84%
   Ratio of expenses to average net assets prior to
      expense limitation and fees paid indirectly ........      1.89%          1.44%           1.57%          2.59%          2.14%
   Ratio of net investment income to average net assets ..      8.02%          8.88%           8.53%          7.32%          8.18%
   Ratio of net investment income to average net assets
      prior to expense limitation and fees paid indirectly      7.39%          8.58%           7.70%          6.69%          7.88%
   Portfolio turnover ....................................       382%           317%            270%           382%           317%

---------------
(1) Date of initial public offering: ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.



                             See accompanying notes

12 for current income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                             HIGH-YIELD OPPORTUNITIES FUND      HIGH-YIELD OPPORTUNITIES FUND
                                                                      C CLASS                        INSTITUTIONAL CLASS
                                                             -----------------------------  ----------------------------------------
                                                                YEAR          2/17/98(1)     YEAR           YEAR         12/30/96(1)
                                                                ENDED            TO          ENDED          ENDED           TO
                                                               7/31/99         7/31/98      7/31/99        7/31/98        7/31/97
Net asset value, beginning of period ......................      $5.920         $5.870       $5.920         $5.920         $5.500

Income (loss) from investment operations:
   Net investment income ..................................       0.403          0.161        0.444          0.537          0.290(2)
   Net realized and unrealized gain (loss) on investments .      (0.696)         0.044       (0.684)         0.330          0.299
                                                                 ------         ------       ------         ------         ------
   Total from investment operations .......................      (0.293)         0.205       (0.240)         0.867          0.589
                                                                 ------         ------       ------         ------         ------

Less dividends and distributions:
   Dividends from net investment income ...................      (0.402)        (0.155)      (0.455)        (0.613)        (0.169)
   Distributions from net realized gain on investments ....      (0.105)         0.000       (0.105)        (0.254)            --
                                                                 ------         ------       ------         ------         ------
   Total dividends and distributions ......................      (0.507)        (0.155)      (0.560)        (0.867)        (0.169)
                                                                 ------         ------       ------         ------         ------
Net asset value, end of period ............................      $5.120         $5.920       $5.120         $5.920         $5.920
                                                                 ======         ======       ======         ======         ======

Total return(3) ...........................................      (4.91%)         3.54%       (3.96%)        15.82%         10.81%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................      $1,913          $547        $3,691         $3,837         $3,330
   Ratio of expenses to average net assets ................       1.97%          1.84%        0.97%          0.84%          0.75%
   Ratio of expenses to average net assets prior to
       expense limitation and fees paid indirectly ........       2.59%          2.14%        1.59%          1.14%          1.27%
   Ratio of net investment income to average net assets ...       7.32%          8.18%        8.32%          9.18%          8.53%
   Ratio of net investment income to average net assets
       prior to expense limitation and fees paid indirectly       6.69%          7.88%        7.69%          8.88%          8.00%
   Portfolio turnover .....................................        382%           317%         382%           317%           270%

--------------
(1) Date of initial public offering: ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                           for current income 13

DELAWARE GROUP INCOME FUNDS, INC. -
HIGH-YIELD OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999
--------------------------------------------------------------------------------
Delaware Group Income Funds, Inc. is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers five series: the Corporate Bond Fund, the Extended Duration Bond Fund, the Delchester Fund, the High-Yield Opportunities Fund and the Strategic Income Fund. These financial statements and related notes pertain to the High-Yield Opportunities Fund (the "Fund"). The Fund offers four classes of shares. The A Class carries a front-end sales charge of 4.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the High-Yield Opportunities Fund is to seek total return, and as a secondary objective, high current income.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pay distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to the best price and execution. The amount of these expenses was approximately $464 for the year ended July 31, 1999. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended July 31, 1999 were $2,406. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "fees paid indirectly".

2. Investment Management and Other Transactions with Affiliates
Commencing April 1, 1999, and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of the average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1,500 million, and 0.50% of the average net assets in excess of $2,500 million. Prior to April 1, 1999, the Fund paid DMC an annual fee which was calculated at the rate of 0.65% on the first $500 million of the average daily net assets, 0.625% on the next $500 million and 0.60% of the average net assets in excess of $1 million, less fees paid to unaffiliated directors. At July 31, 1999, the liability for investment management fees and other expenses payable to DMC was $3,991.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual expenses, exclusive of taxes, interest, brokerage commissions, distribution and extraordinary expenses, exceed 1.00% of average daily net assets of the Fund through September 30, 1999. Prior to April 12, 1999, the expenses were limited to 0.95% of average daily net assets of the Fund.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums. At July 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $3,191.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes.

For the year ended July 31, 1999, commissions earned by DDLP on sales of the Fund's A Class shares were $15,293.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

14 for current income

--------------------------------------------------------------------------------

3. Investments
During the year ended July 31, 1999, the Fund made purchases and sales of $76,403,261 and $64,790,337, respectively, of investment securities other than U.S. government securities and temporary cash investments.

At July 31, 1999, net unrealized depreciation for federal income tax purposes aggregated $1,221,311 of which $220,928 related to unrealized appreciation of securities and $1,442,239 related to unrealized depreciation of securities. At July 31, 1999, the aggregate cost of securities for federal income tax purposes was $25,882,313.

For federal income tax purposes, the Fund had a capital loss carryforward of $65,503 expiring in 2007 which may be carried forward and applied against future gains.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                    YEAR          YEAR
                                                    ENDED         ENDED
                                                   7/31/99       7/31/98
                                                 ----------     ---------
Shares sold:
   A Class ...................................    1,173,029       557,471
   B Class ...................................    1,218,230       270,668
   C Class ...................................      364,066        94,007
   Institutional Class .......................        5,052          --

Shares issued upon reinvestment of dividends
   from net investment income and net realized
   gain on investments:
   A Class ...................................      187,800       158,375
   B Class ...................................       30,387         1,039
   C Class ...................................       12,081           514
   Institutional Class .......................       66,867        87,197
                                                 ----------    ----------
                                                  3,057,512     1,169,271
                                                 ----------    ----------

Shares repurchased:
   A Class ...................................     (543,858)      (92,469)
   B Class ...................................     (290,396)         (778)
   C Class ...................................      (95,113)       (2,031)
   Institutional Class .......................           --            --
                                                 ----------    ----------
                                                   (929,367)      (95,278)
                                                 ----------    ----------

Net increase .................................    2,128,145     1,073,933
                                                 ==========    ==========

5. Lines of Credit
The Fund has a committed line of credit of $400,000. No amount was outstanding at July 31, 1999, or at any time during the fiscal year.

6. Credit and Market Risk
The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

                                                           for current income 15

DELAWARE GROUP INCOME FUNDS, INC. -
HIGH-YIELD OPPORTUNITIES FUND
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP INCOME FUNDS, INC. - HIGH-YIELD OPPORTUNITIES FUND

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Group Income Funds, Inc. -- High-Yield Opportunities Fund (the "Fund") as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Income Funds, Inc. -- High-Yield Opportunities Fund at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                       \s\ ERNST & YOUNG LLP
                                                       -----------------------
                                                           ERNST & YOUNG LLP



Philadelphia, Pennsylvania
September 6, 1999

16 for current income

PROXY RESULTS
(UNAUDITED)
--------------------------------------------------------------------------------
The Delaware Group Income Funds, Inc. shareholders voted the following proposals at the annual meeting of shareholders on March 17, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect the Delaware Group Income Funds, Inc. Board of Directors.

                                                         SHARES   SHARES VOTED
                                                         VOTED      WITHHELD
                                                          FOR       AUTHORITY
                                                    ---------------------------
   Jeffrey J. Nick.........................           167,789,240  14,445,510
   Walter P. Babich........................           167,879,941  14,354,809
   John H. Durham..........................           168,015,378  14,219,372
   Anthony D. Knerr........................           168,075,457  14,159,293
   Ann R. Leven............................           168,052,435  14,182,315
   Thomas F. Madison.......................           168,053,081  14,181,669
   Charles E. Peck.........................           168,093,442  14,141,308
   Wayne A. Stork..........................           168,129,118  14,105,632
   Jan L. Yeomans..........................           168,135,284  14,099,466

2. To approve standardized fundamental investment restrictions for the High-Yield Opportunities Fund (proposal involves separate votes on seven sub-proposals 2A-2G).

2A. To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.

                            FOR          AGAINST     ABSTAIN
                       ------------------------------------------
                         2,629,824       71,655      143,463

2B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

                            FOR          AGAINST     ABSTAIN
                       ------------------------------------------
                         2,619,290       82,189      143,463

2C. To adopt a new fundamental investment restriction concerning underwriting.

                            FOR          AGAINST     ABSTAIN
                       ------------------------------------------
                         2,620,873       80,606      143,463

2D. To adopt a new fundamental investment restriction concerning investments in real estate.

                            FOR          AGAINST     ABSTAIN
                       ------------------------------------------
                         2,620,159       72,369      152,414

2E. To adopt a new fundamental investment restriction concerning investments in commodities.

                            FOR          AGAINST     ABSTAIN
                       ------------------------------------------
                         2,612,410       86,880      145,652

2F. To adopt a new fundamental investment restriction concerning lending by the Fund.

                            FOR          AGAINST     ABSTAIN
                       ------------------------------------------
                         2,629,437       72,369      143,136

2G. To reclassify all current fundamental investment restrictions as non-fundamental.

                            FOR          AGAINST     ABSTAIN
                       ------------------------------------------
                         2,597,738       72,515      174,690

3. To approve a new investment management agreement with Delaware Management Company for the High-Yield Opportunities Fund.

                            FOR          AGAINST     ABSTAIN
                       ------------------------------------------
                         3,244,100       74,225      160,485

4. To ratify the selection of Ernst & Young LLP, as the independent auditors for Delaware Group Income Funds, Inc.

                            FOR          AGAINST     ABSTAIN
                       ------------------------------------------
                         170,342,196    1,709,355   10,183,195

5. To approve the restructuring of the Delaware Group Income Funds, Inc. from a Maryland Corporation into a Delaware Business Trust.

                            FOR          AGAINST     ABSTAIN
                       ------------------------------------------
                         133,129,206    5,660,859   12,632,334

THIS ANNUAL REPORT IS FOR THE INFORMATION OF HIGH-YIELD OPPORTUNITIES FUND SHAREHOLDERS, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware High-Yield Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

AFFILIATED OFFICERS

RICHARD J. FLANNERY
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

ERIC E. MILLER
Senior Vice President, Secretary
and Deputy General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

(photo of globes)

directors
& officers

--------------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(photo of globes)


When used with prospective investors, this report must be preceded or accompanied by a current Delaware High-Yield Opportunities Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Printed in the USA
on recycled paper

(2096)
AR-137[7/99] PPL9/99